                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 17, 1998, except for Note 15, as to which the date is June 7, 1999, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of USA Technologies, Inc. dated June 25, 1999.



                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 25, 1999